BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Global Allocation V.I. Fund

(the “Fund”)

Supplement dated April 16, 2024 to the Summary Prospectus of the Fund, dated May 1, 2023,

as amended or supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Global Allocation V.I. Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Rick Rieder	2019	Managing Director of BlackRock, Inc., BlackRock’s Chief Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, member of the Global Executive Committee, Global Operating Committee and Chairman of the BlackRock, Inc. firmwide Investment Council.
Russ Koesterich, CFA, JD	2017	Managing Director of BlackRock, Inc.
David Clayton, CFA, JD1	2017	Managing Director of BlackRock, Inc.

[1]	Effective June 30, 2024, David Clayton, CFA, JD will retire from BlackRock, Inc. and will no longer serve as a portfolio manager of the Fund.

Shareholders should retain this Supplement for future reference.